SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      April 28, 2005

Youbet.com, Inc.

—————————————————————————
(Exact name of registrant as specified in its charter)

Delaware	0-26015	95-4627253

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

5901 De Soto Avenue,
Woodland Hills,	91367
California

(Address of principal executive offices)	(Zip Code)

(818) 668-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit 99.1

Item 2.02. Results of Operations and Financial Condition.

On April 28, 2005, Youbet.com, Inc. announced its financial results for the first quarter ended March 31, 2005. A copy of Youbet’s revised press release is attached hereto as Exhibit 99.1.

The first quarter earnings press release contains disclosure of earnings before interest, taxes, depreciation and amortization (EBITDA), which is not a measure of performance calculated in accordance with accounting principles generally accepted in the United States (GAAP). The financial tables attached to the press release contain a tabular reconciliation of EBITDA to Net Income, the GAAP financial measure most directly comparable to EBITDA. Disclosure regarding management’s uses for EBITDA appears in the footnotes below the tabular reconciliation.

Item 9.01. Financial Statements and Exhibits.

          (a) Not Applicable.

          (b) Not Applicable.

          (c) Exhibits:

99.1	Youbet.com, Inc. Earnings Press Release dated April 28, 2005 (furnished pursuant to Item 2.02 of Form 8-K).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUBET.COM, INC.
Date: April 29, 2005	By:	/s/ Charles Champion
Charles Champion
President and Chief Executive Officer